SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          FORM 8-K

                        CURRENT REPORT

                Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934

             Date of Report - December 18, 2002

                     TOWER BANCORP, INC.
                     -------------------
     (Exact name of registrant as specified in its charter)

Pennsylvania                  2-89573	        25-1445946
---------------           ----------------    --------------
(State or other           (Commission File    (IRS Employer
jurisdiction of                Number)        Identification
incorporation)                                    Number)


Center Square, Greencastle, Pennsylvania	  17225
----------------------------------------        ----------
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including
area code:  (717) 597-2137
            --------------



                                N/A
-------------------------------------------------------------
(Former name or former address, if changed since last report)



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                 Index to Exhibits Found on Page 4



Item 1.	Changes in Control of Registrant.
        ---------------------------------
	Not Applicable.

Item 2.	Acquisition or Disposition of Assets.
        -------------------------------------
	Not Applicable.

Item 3.	Bankruptcy or Receivership.
        ---------------------------
	Not Applicable.

Item 4.	Changes in Registrant's Certifying Accountant.
        ----------------------------------------------
	Not Applicable.

Item 5.	Other Events.
        -------------
        On December 18, 2002, Tower Bancorp, Inc. issued a news release announcing a first quarter cash dividend of $.18 per share. This dividend will be paid January 24, 2003 to shareholders of record as of January 6, 2003. The news release is attached as
        Exhibit 99 to this report and is incorporated herein by reference.

Item 6.	Resignations of Registrant's Directors.
        ---------------------------------------
	Not Applicable.

Item 7.	Financial Statements and Exhibits.
        ----------------------------------
        (a)  Not Applicable.

        (b)  Not Applicable.

        (c)  Exhibit:

             99   News Release, dated December 18, 2002, of
                  Tower Bancorp, Inc.

Item 8.	Change in Fiscal Year.
        ----------------------
	Not Applicable.

Item 9.	Regulation FD Disclosure.
        -------------------------
	Not Applicable.


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	Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                TOWER BANCORP, INC.
                                (Registrant)


Dated:  December 18, 2002       /s/ Franklin T. Klink, III
                                --------------------------
                                Franklin T. Klink, III
                                Chief Financial Officer



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                        EXHIBIT INDEX

                                                   Page Number
                                                   In Manually
Exhibit                                           Signed Original

  99	   News Release, dated December 18, 2002,
           of Tower Bancorp, Inc.                        5


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
                          Exhibit 99

                                        FOR IMMEDIATE RELEASE
                                        FOR FURTHER INFORMATION:
                                        Franklin T. Klink, III
                                        Chief Financial Officer
                                        (717) 597-2137


     TOWER BANCORP, INC. DECLARES FIRST QUARTER DIVIDEND

GREENCASTLE, PA December 18, 2002 - The Board of Directors of Tower Bancorp, Inc. declared a first quarter cash dividend of $.18 per share at their December 18, 2002 meeting. The dividend will be paid on January 24, 2003 to shareholders of record as of January 6, 2003.

Tower Bancorp, Inc.'s sole subsidiary, The First National Bank of Greencastle, is the oldest, locally owned bank in Franklin County and operates eight office locations throughout Franklin County, PA and Washington County, MD. According to Jeff B. Shank, President and CEO, "The First National Bank of Greencastle's performance is the result of responsiveness, empathy, creativity, customer satisfaction, loyalty and initiative. Each of which are critical components of our success. Our board of directors, management team and staff are enthusiastic about 2003 and the future of The First National Bank of Greencastle."

Tower Bancorp, Inc., stock is traded and quoted under the symbol TOBC. It is the holding company of The First National Bank of Greencastle, with office locations in Greencastle, Chambersburg, Laurich Estates, Mercersburg, Quincy, Shady Grove, and Waynesboro and Hagerstown, MD.
                            ###


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